UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2023
Semiannual Report
to Shareholders
DWS ESG Global Bond Fund

Contents
4	Letter to Shareholders
5	Performance Summary
9	Portfolio Management Team
10	Portfolio Summary
12	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
47	Information About Your Fund’s Expenses
49	Liquidity Risk Management
50	Advisory Agreement Board Considerations and Fee Evaluation
55	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Global Bond Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Incorporation of ESG criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employees, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led, and, in the future, may lead, to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS ESG Global Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging in 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is early evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS ESG Global Bond Fund

Performance SummaryApril 30, 2023 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
Unadjusted for Sales Charge	3.98%	–1.88%	–0.09%	0.07%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–0.70%	–6.29%	–1.00%	–0.39%
Bloomberg Global Aggregate Bond Currency Hedged Index†	4.82%	–0.70%	1.13%	1.87%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
Unadjusted for Sales Charge		–4.80%	–0.29%	0.33%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–9.09%	–1.20%	–0.13%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.86%	0.95%	1.93%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
Unadjusted for Sales Charge	3.47%	–2.73%	–0.85%	–0.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.50%	–2.73%	–0.85%	–0.69%
Bloomberg Global Aggregate Bond Currency Hedged Index†	4.82%	–0.70%	1.13%	1.87%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.53%	–1.03%	–0.43%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–5.53%	–1.03%	–0.43%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.86%	0.95%	1.93%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/23
No Sales Charges	3.99%	–1.75%	0.14%	0.31%
Bloomberg Global Aggregate Bond Currency Hedged Index†	4.82%	–0.70%	1.13%	1.87%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
No Sales Charges		–4.58%	–0.04%	0.57%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.86%	0.95%	1.93%

DWS ESG Global Bond Fund	|	5

Institutional Class	6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/23
No Sales Charges	4.12%	–1.75%	–4.56%
Bloomberg Global Aggregate Bond Currency Hedged Index†	4.82%	–0.70%	–3.90%
Average Annual Total Returns as of 3/31/23 (most recent calendar quarter end)
No Sales Charges		–4.58%	–4.88%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.86%	–4.25%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 1.20%, 2.21%, 0.99% and 0.87% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6	|	DWS ESG Global Bond Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
*	Institutional class shares commenced operations on December 1, 2020.
†
Bloomberg Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and
the Asian-Pacific Aggregate Index.

‡	Total returns shown for periods less than one year are not annualized.

DWS ESG Global Bond Fund	|	7

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/23	$8.00	$7.98	$7.98	$7.98
10/31/22	$8.18	$8.17	$8.17	$8.16
Distribution Information as of 4/30/23
Income Dividends, Six Months	$.06	$.03	$.07	$.07
Capital Gain Distributions	$.44	$.44	$.44	$.44
April Income Dividend	$.0116	$.0067	$.0132	$.0132
SEC 30-day Yield‡	3.01%	2.41%	3.41%	3.40%
Current Annualized Distribution Rate‡	1.74%	1.01%	1.98%	1.98%

‡
The SEC yield is net investment income per share earned over the month ended April 30,
2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.73%, 2.22%, 3.07% and 3.24% for Class A, Class C, Class S and
Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.46%, 0.82%, 1.64% and 1.82% for Class A,
Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

8	|	DWS ESG Global Bond Fund

Portfolio Management Team
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.
Effective April 25, 2023, the portfolio management team is as follows:
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Fixed Income Portfolio Manager: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—Corporate Sector Portfolio Manager: New York.
—BS in Accounting and Economics, Lehigh University.

DWS ESG Global Bond Fund	|	9

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/23	10/31/22
Corporate Bonds	42%	35%
Financials	20%	18%
Information Technology	5%	5%
Consumer Discretionary	4%	3%
Communication Services	3%	2%
Real Estate	3%	2%
Health Care	3%	2%
Consumer Staples	2%	0%
Industrials	1%	2%
Utilities	1%	1%
Materials	0%	0%
Energy	0%	—
Government & Agency Obligations	53%	62%
Sovereign Bonds	33%	31%
U.S. Treasury Obligations	19%	30%
Other Government Related	1%	1%
Other	5%	3%
Asset-Backed	2%	—
Commercial Mortgage-Backed Securities	2%	2%
Collateralized Mortgage Obligations	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/23	10/31/22
United States	50%	54%
Germany	14%	13%
Canada	7%	5%
Japan	5%	3%
United Kingdom	5%	5%
Italy	4%	4%
Australia	3%	2%
Luxembourg	3%	3%
Spain	3%	3%
Netherlands	2%	2%
Other	4%	6%
	100%	100%

10	|	DWS ESG Global Bond Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/23	10/31/22
United State Dollar	101%	110%
Japanese Yen	0%	-1%
British Pound	-0%	-3%
Australian Dollar	-0%	0%
Canadian Dollar	-0%	-0%
Euro	-1%	-6%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/23	10/31/22
AAA	42%	51%
AA	11%	10%
A	25%	18%
BBB	20%	19%
BB	2%	2%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	4/30/23	10/31/22
Effective Maturity	8.7 years	7.8 years
Effective Duration	6.8 years	6.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

DWS ESG Global Bond Fund	|	11

Investment Portfolioas of April 30, 2023 (Unaudited)

	Principal Amount ($) (a)		Value ($)
Bonds 95.0%
Australia 2.6%
Government of Australia, REG S, 2.25%, 5/21/2028	AUD	1,275,000	810,882
Macquarie Group Ltd., 144A, 6.207%, 11/22/2024		240,000	242,925
Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	295,445
(Cost $1,534,745)			1,349,252
British Virgin Islands 0.3%
TSMC Global Ltd., 144A, 2.25%, 4/23/2031 (Cost $199,662)		200,000	168,514
Canada 6.9%
Canadian Government Bond:
0.5%, 9/1/2025	CAD	2,000,000	1,375,695
2.25%, 12/1/2029	CAD	975,000	696,364
Canadian National Railway Co., 4.4%, 8/5/2052		100,000	94,574
Canadian Pacific Railway Co., 3.0%, 12/2/2041		20,000	16,612
Ford Credit Canada Co., 4.46%, 11/13/2024	CAD	300,000	215,758
Manulife Financial Corp., 3.703%, 3/16/2032		147,000	136,446
Nutrien Ltd., 5.8%, 3/27/2053		50,000	51,941
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032		95,000	85,541
Royal Bank of Canada:
4.95%, 4/25/2025		160,000	160,102
5.0%, 2/1/2033		200,000	201,360
Toronto-Dominion Bank, 5.156%, 1/10/2028		516,000	521,913
(Cost $3,694,070)			3,556,306
Chile 1.0%
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025		200,000	191,343
Chile Government International Bond, 2.55%, 1/27/2032 (b)		350,000	303,853
(Cost $553,552)			495,196
France 1.2%
Government of France, REG S, 144A, 1.5%, 5/25/2050 (Cost $1,142,392)	EUR	850,000	643,820
Germany 13.2%
Bundesrepublik Deutschland Bundesanleihe:
REG S, 0.0%, 11/15/2028	EUR	1,761,482	1,712,742
REG S, 0.0%, 8/15/2031	EUR	1,375,000	1,260,556
REG S, 0.0%, 2/15/2032	EUR	1,444,297	1,307,592
REG S, 0.0%, 8/15/2052	EUR	105,257	58,813
The accompanying notes are an integral part of the financial statements.

12	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
REG S, 0.25%, 2/15/2029	EUR	550,000	539,956
REG S, 1.25%, 8/15/2048	EUR	295,000	257,091
Kreditanstalt Fuer Wiederaufbau:
0.625%, 1/22/2026		1,000,000	917,207
1.25%, 1/31/2025		750,000	711,766
(Cost $8,020,266)			6,765,723
India 0.4%
REC Ltd., 144A, 4.75%, 5/19/2023 (Cost $199,392)		200,000	199,916
Ireland 0.3%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026 (Cost $146,636)		150,000	134,574
Italy 4.1%
Italy Buoni Poliennali Del Tesoro:
REG S, 0.5%, 2/1/2026	EUR	250,000	254,535
REG S, 0.9%, 4/1/2031	EUR	400,000	350,769
REG S, 144A, 1.85%, 7/1/2025	EUR	350,000	373,980
Republic of Italy:
1.25%, 2/17/2026		350,000	314,339
2.375%, 10/17/2024		435,000	416,480
2.875%, 10/17/2029		435,000	382,026
(Cost $2,444,808)			2,092,129
Japan 4.7%
Honda Motor Co., Ltd., 2.967%, 3/10/2032		382,000	345,189
Japan Government Ten Year Bond, 0.1%, 6/20/2030	JPY	35,000,000	254,588
Japan Government Thirty Year Bond, 0.4%, 6/20/2049	JPY	122,000,000	725,884
Japan Government Twenty Year Bond, 0.4%, 6/20/2040	JPY	100,000,000	672,678
Mitsubishi UFJ Financial Group, Inc., 5.441%, 2/22/2034		200,000	203,101
Mizuho Financial Group, Inc., 1.234%, 5/22/2027		215,000	189,947
(Cost $3,223,827)			2,391,387
Luxembourg 2.4%
European Investment Bank, 2.75%, 8/15/2025 (Cost $1,079,072)		1,250,000	1,218,079
Mexico 0.3%
United Mexican States, 3.5%, 2/12/2034 (Cost $198,912)		200,000	171,766
Netherlands 1.5%
ABN AMRO Bank NV, 144A, 2.47%, 12/13/2029		200,000	170,758
ING Groep NV, 3-month USD-LIBOR + 1.00%, 6.177% (c), 10/2/2023		200,000	200,328
NXP BV:
2.5%, 5/11/2031		75,000	61,971
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	13

	Principal Amount ($) (a)		Value ($)
3.125%, 2/15/2042		60,000	42,666
Telefonica Europe BV, REG S, 3.875%, Perpetual (d)	EUR	300,000	305,023
(Cost $885,188)			780,746
Portugal 0.9%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $474,078)		460,000	460,685
Spain 2.3%
Spain Government Bond:
REG S, 144A, 0.6%, 10/31/2029	EUR	1,000,000	943,773
REG S, 144A, 1.25%, 10/31/2030	EUR	250,000	241,000
(Cost $1,470,538)			1,184,773
United Arab Emirates 0.8%
DP World Ltd., 144A, 2.375%, 9/25/2026 (Cost $462,508)	EUR	400,000	414,207
United Kingdom 4.6%
HSBC Holdings PLC:
6.332%, 3/9/2044		225,000	236,988
7.39%, 11/3/2028		200,000	215,290
Lloyds Banking Group PLC, 4.716%, 8/11/2026		200,000	197,315
LSEGA Financing PLC, 144A, 2.0%, 4/6/2028		300,000	261,712
United Kingdom Gilt:
REG S, 0.375%, 10/22/2030	GBP	500,000	496,469
REG S, 0.625%, 10/22/2050	GBP	430,000	236,375
REG S, 0.875%, 10/22/2029	GBP	660,000	700,558
(Cost $2,908,209)			2,344,707
United States 47.5%
AbbVie, Inc., 4.25%, 11/21/2049		56,000	49,088
Advanced Micro Devices, Inc., 4.393%, 6/1/2052		40,000	37,234
American Express Co.:
4.42%, 8/3/2033		150,000	144,192
5.043%, 5/1/2034 (e)		190,000	190,422
Amgen, Inc.:
5.25%, 3/2/2033		110,000	113,179
5.65%, 3/2/2053		45,000	46,618
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046		101,000	100,086
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/2040		63,000	59,853
Apple, Inc.:
2.375%, 2/8/2041		186,000	139,532
2.7%, 8/5/2051		71,000	50,232
3.35%, 8/8/2032		220,000	208,756
The accompanying notes are an integral part of the financial statements.

14	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
AT&T, Inc.:
2.55%, 12/1/2033	17,000	13,686
3.65%, 6/1/2051	50,000	37,279
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 6.378% (c), 6/15/2035	500,000	480,340
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 6.298% (c), 9/15/2034	333,000	325,450
Bank of America Corp.:
2.972%, 7/21/2052	50,000	34,118
3.824%, 1/20/2028	69,000	65,870
5.015%, 7/22/2033	180,000	177,476
5.202%, 4/25/2029	280,000	281,861
3-month USD-LIBOR + 0.77%, 5.576% (c), 2/5/2026	101,000	100,920
Bank of New York Mellon Corp.:
3.7%, Perpetual (d)	56,000	49,454
3.75%, Perpetual (d)	109,000	91,085
4.596%, 7/26/2030	100,000	99,029
Boston Properties LP, (REIT), 6.75%, 12/1/2027	180,000	183,257
Bristol-Myers Squibb Co.:
2.55%, 11/13/2050	45,000	30,098
3.7%, 3/15/2052	80,000	66,367
Capital One Financial Corp., 2.359%, 7/29/2032	130,000	93,848
Centene Corp.:
2.45%, 7/15/2028	80,000	69,522
2.625%, 8/1/2031	90,000	73,697
Cigna Corp., 3.4%, 3/15/2051	41,000	30,222
Comcast Corp., 4.65%, 2/15/2033	375,000	379,610
Commonwealth Edison Co., 4.9%, 2/1/2033	256,000	263,412
CVS Health Corp.:
5.05%, 3/25/2048	35,000	32,673
5.25%, 2/21/2033	180,000	183,853
Dell International LLC, 4.9%, 10/1/2026	131,000	131,065
Dow Chemical Co., 6.9%, 5/15/2053	40,000	46,123
Elevance Health, Inc.:
3.65%, 12/1/2027	314,000	304,825
6.1%, 10/15/2052	40,000	44,616
Eli Lilly & Co., 4.875%, 2/27/2053	100,000	104,498
Equinix, Inc., (REIT), 3.9%, 4/15/2032	192,000	174,945
ERP Operating LP, (REIT), 1.85%, 8/1/2031	95,000	76,504
Fannie Mae-Aces, “A1” , Series 2021-M1S, 0.833%, 12/25/2030	279,534	246,307
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	15

	Principal Amount ($) (a)	Value ($)
FedEx Corp., 2.4%, 5/15/2031	60,000	50,953
Five Corners Funding Trust III, 144A, 5.791%, 2/15/2033	100,000	102,249
Ford Motor Co., 3.25%, 2/12/2032	130,000	100,817
Ford Motor Credit Co. LLC, 2.7%, 8/10/2026	200,000	177,401
General Mills, Inc., 4.95%, 3/29/2033	70,000	71,295
General Motors Co., 5.4%, 10/15/2029	237,000	234,308
General Motors Financial Co., Inc.:
4.3%, 4/6/2029	225,000	209,694
5.4%, 4/6/2026	90,000	90,048
HCA, Inc.:
4.125%, 6/15/2029	61,000	57,834
5.25%, 6/15/2049	38,000	34,413
Hertz Vehicle Financing III LLC, “C” , Series 2023-1A, 144A, 6.91%, 6/25/2027	560,000	562,288
Hewlett Packard Enterprise Co., 4.9%, 10/15/2025	50,000	49,811
Home Depot, Inc., 3.625%, 4/15/2052	100,000	81,498
HP, Inc., 5.5%, 1/15/2033	163,000	161,747
Humana, Inc., 5.875%, 3/1/2033	50,000	53,856
Intel Corp.:
3.2%, 8/12/2061	10,000	6,602
5.125%, 2/10/2030	150,000	153,634
JPMorgan Chase & Co.:
3.782%, 2/1/2028	194,000	186,217
SOFR + 1.18%, 5.934% (c), 2/24/2028	267,000	267,271
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2021-2NU, 144A, 1.974%, 1/5/2040	220,000	178,320
Kenvue, Inc.:
144A, 4.9%, 3/22/2033	200,000	207,104
144A, 5.0%, 3/22/2030	130,000	134,811
144A, 5.05%, 3/22/2053	30,000	31,144
144A, 5.2%, 3/22/2063	40,000	41,595
Lowe’s Companies, Inc., 5.625%, 4/15/2053	95,000	95,554
Marsh & McLennan Companies, Inc., 5.45%, 3/15/2053	75,000	78,102
Mercedes-Benz Finance North America LLC, 144A, 4.95%, 3/30/2025	150,000	150,159
Micron Technology, Inc., 6.75%, 11/1/2029	132,000	139,105
Microsoft Corp.:
2.525%, 6/1/2050	45,000	31,928
2.921%, 3/17/2052	64,000	49,044
Morgan Stanley, 2.484%, 9/16/2036	145,000	111,449
Mosaic Solar Loan Trust:
“B” , Series 2023-1A, 144A, 6.92%, 6/20/2053	195,175	192,986
“C” , Series 2023-1A, 144A, 8.48%, 6/20/2053	200,000	192,740
The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
“C” , Series 2022-3A, 144A, 8.56%, 6/20/2053	297,000	296,475
MSCI, Inc.:
144A, 3.25%, 8/15/2033	60,000	48,750
144A, 3.625%, 9/1/2030	100,000	86,267
NVIDIA Corp., 2.0%, 6/15/2031	180,000	152,512
ONEOK, Inc., 6.1%, 11/15/2032	50,000	52,274
Oracle Corp.:
3.65%, 3/25/2041	79,000	61,266
6.9%, 11/9/2052	67,000	75,062
Pepsico, Inc., 3.9%, 7/18/2032	345,000	339,698
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (d)	110,000	84,158
5.068%, 1/24/2034	90,000	88,599
Series W, 6.25%, Perpetual (d)	265,000	242,873
Prologis LP:
(REIT), 4.625%, 1/15/2033	125,000	124,538
4.75%, 6/15/2033	90,000	90,149
QUALCOMM, Inc., 6.0%, 5/20/2053	65,000	73,912
Republic Services, Inc., 5.0%, 4/1/2034	90,000	92,070
Salesforce, Inc., 2.9%, 7/15/2051	135,000	95,850
Starbucks Corp., 4.45%, 8/15/2049	50,000	45,211
State Street Corp., 4.164%, 8/4/2033	170,000	161,000
Sumit Mortgage Trust, “D” , Series 22-BVUE, 144A, 2.989% (c), 2/12/2041	250,000	182,365
The Charles Schwab Corp., Series I, 4.0%, Perpetual (d)	83,000	69,618
The Goldman Sachs Group, Inc.:
0.855%, 2/12/2026	150,000	137,663
1.431%, 3/9/2027	70,000	62,844
1.992%, 1/27/2032	103,000	82,468
2.908%, 7/21/2042	48,000	34,473
Series T, 3.8%, Perpetual (d)	87,000	72,101
4.387%, 6/15/2027	275,000	270,215
T-Mobile U.S.A., Inc., 5.65%, 1/15/2053	100,000	103,148
Truist Financial Corp., 5.122%, 1/26/2034	100,000	96,961
TSMC Arizona Corp., 4.25%, 4/22/2032	260,000	257,849
U.S. Bancorp:
4.839%, 2/1/2034	75,000	71,825
4.967%, 7/22/2033	100,000	93,569
U.S. Treasury Bills, 4.747% (f), 10/5/2023 (g)	500,000	489,489
U.S. Treasury Bonds:
1.875%, 11/15/2051	136,600	93,069
2.0%, 11/15/2041	2,145,100	1,625,332
3.625%, 2/15/2053	749,200	742,879
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	17

	Principal Amount ($) (a)	Value ($)
U.S. Treasury Inflation Indexed Note, 0.125%, 10/15/2026	363,244	347,870
U.S. Treasury Notes:
3.5%, 2/15/2033	2,817,800	2,834,531
4.0%, 12/15/2025	1,379,900	1,386,207
4.0%, 2/29/2028	1,687,800	1,724,984
Union Pacific Corp.:
4.95%, 9/9/2052	184,000	187,633
4.95%, 5/15/2053	120,000	121,102
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	150,000	152,233
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	20,000	14,283
3.25%, 5/15/2051	50,000	37,972
Verizon Communications, Inc.:
2.85%, 9/3/2041	63,000	45,652
3.875%, 3/1/2052	83,000	66,604
Walt Disney Co., 2.65%, 1/13/2031	60,000	53,185
Warnermedia Holdings, Inc., 144A, 5.141%, 3/15/2052	100,000	79,906
WEA Finance LLC, (REIT), 144A, 3.75%, 9/17/2024	325,000	308,123
Welltower, Inc., (REIT), 3.85%, 6/15/2032	460,000	413,439
Wisconsin Power & Light Co., 3.95%, 9/1/2032	212,000	201,402
(Cost $25,556,760)		24,388,837
Total Bonds (Cost $54,194,615)		48,760,617

	Shares	Value ($)
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.74% (h) (i) (Cost $315,000)	315,000	315,000
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 4.81% (h) (Cost $1,150,924)	1,150,924	1,150,924

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $55,660,539)	97.9	50,226,541
Other Assets and Liabilities, Net	2.1	1,093,715
Net Assets	100.0	51,320,256
The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG Global Bond Fund

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2023 are as follows:
Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2023	Value ($) at 4/30/2023
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.74% (h) (i)
333,835	—	18,835 (j)	—	—	558	—	315,000	315,000
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 4.81% (h)
396,063	16,202,211	15,447,350	—	—	17,799	—	1,150,924	1,150,924
729,898	16,202,211	15,466,185	—	—	18,357	—	1,465,924	1,465,924

(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at April 30, 2023 amounted to $303,870, which is 0.6% of net assets.

(c)
Variable or floating rate security. These securities are shown at their current rate as of
April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	Perpetual, callable security with no stated maturity date.
(e)	When-issued security.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At April 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	19

SOFR: Secured Overnight Financing Rate
UFJ: United Financial of Japan
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 , and the adoption of implementing regulations in December 2022, which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity.
At April 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2023	4	357,422	372,233	14,811
10 Year Japanese Government Bond	JPY	6/13/2023	3	3,201,471	3,272,047	70,576
5 Year U.S. Treasury Note	USD	6/30/2023	2	219,739	219,484	(255)
Ultra Long U.S. Treasury Bond	USD	6/21/2023	15	2,021,759	2,121,094	99,335
Total net unrealized appreciation						184,467
At April 30, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2023	58	6,461,736	6,681,781	(220,045)
2 Year U.S. Treasury Note	USD	6/30/2023	19	3,878,477	3,917,117	(38,640)
Ultra 10 Year U.S. Treasury Note	USD	6/21/2023	5	590,596	607,266	(16,670)
Total unrealized depreciation						(275,355)

The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG Global Bond Fund

At April 30, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	1,302,508	USD	924,382	5/3/2023	62,408	Citigroup, Inc.
USD	10,144,872	EUR	9,222,527	5/3/2023	19,351	Barclays Bank PLC
USD	466,844	GBP	389,000	5/10/2023	22,153	State Street Bank and Trust δ
JPY	27,102,855	USD	201,652	6/1/2023	1,767	Toronto-Dominion Bank
JPY	208,500,000	USD	1,542,362	6/1/2023	4,659	Citigroup, Inc.
CAD	3,300,000	USD	2,469,321	7/20/2023	29,687	State Street Bank and Trust δ
Total unrealized appreciation					140,025

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	9,222,527	USD	10,122,074	5/3/2023	(42,149)	State Street Bank and Trust δ
GBP	1,741,302	USD	2,104,194	5/10/2023	(84,730)	Bank of America
EUR	9,222,527	USD	10,196,669	8/3/2023	(18,848)	Barclays Bank PLC
Total unrealized depreciation					(145,727)

δ	U.S Treasury Notes with a value of $98,382 received as collateral for open over-the counter derivative contracts.
Currency Abbreviation(s)

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	21

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Bonds (a)	$—	$48,760,617	$—	$48,760,617
Short-Term Investments (a)	1,465,924	—	—	1,465,924
Derivatives (b)
Futures Contracts	184,722	—	—	184,722
Forward Foreign Currency Contracts	—	140,025	—	140,025
Total	$1,650,646	$48,900,642	$—	$50,551,288

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(275,610)	$—	$—	$(275,610)
Forward Foreign Currency Contracts	—	(145,727)	—	(145,727)
Total	$(275,610)	$(145,727)	$—	$(421,337)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities
as of April 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $54,194,615) — including $303,870 of securities loaned	$48,760,617
Investment in DWS Government & Agency Securities Portfolio (cost $315,000)*	315,000
Investment in DWS Central Cash Management Government Fund (cost $1,150,924)	1,150,924
Cash	36,906
Foreign currency, at value (cost $1,471,081)	1,492,282
Receivable for investments sold	312,235
Receivable for Fund shares sold	43,310
Interest receivable	346,647
Receivable for variation margin on futures contracts	9,398
Unrealized appreciation on forward foreign currency contracts	140,025
Foreign taxes recoverable	262
Other assets	33,142
Total assets	52,640,748
Liabilities
Payable upon return of securities loaned	315,000
Payable for investments purchased	484,719
Payable for investments purchased — when-issued securities	190,000
Payable for Fund shares redeemed	100,334
Unrealized depreciation on forward foreign currency contracts	145,727
Accrued Directors' fees	1,410
Other accrued expenses and payables	83,302
Total liabilities	1,320,492
Net assets, at value	$51,320,256
Net Assets Consist of
Distributable earnings (loss)	(11,529,696)
Paid-in capital	62,849,952
Net assets, at value	$51,320,256
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	23

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($7,374,037 ÷ 921,762 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$8.00
Maximum offering price per share (100 ÷ 95.50 of $8.00)	$8.38
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($61,703 ÷ 7,727 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)**	$7.98
Class S
Net Asset Value, offering and redemption price per share ($43,426,319 ÷ 5,438,886 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$7.98
Institutional Class
Net Asset Value, offering and redemption price per share ($458,197 ÷ 57,411 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$7.98
**
Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

24	|	DWS ESG Global Bond Fund

Statement of Operations
for the six months ended April 30, 2023 (Unaudited)

Investment Income
Income:
Interest (net of foreign taxes withheld of $315)	$744,068
Income distributions — DWS Central Cash Management Government Fund	17,799
Securities lending income, net of borrower rebates	558
Total income	762,425
Expenses:
Management fee	79,956
Administration fee	25,018
Services to shareholders	57,024
Distribution and service fees	8,259
Custodian fee	5,904
Audit fee	27,000
Legal fees	10,340
Tax fees	4,494
Reports to shareholders	16,469
Registration fees	27,142
Directors' fees and expenses	2,170
Other	6,937
Total expenses before expense reductions	270,713
Expense reductions	(93,287)
Total expenses after expense reductions	177,426
Net investment income	584,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,991,288)
Swap contracts	6,730
Futures	330,181
Forward foreign currency contracts	(659,087)
Foreign currency	(20,334)
(2,333,798)
Change in net unrealized appreciation (depreciation) on:
Investments	5,018,022
Futures	(421,819)
Forward foreign currency contracts	(816,675)
Foreign currency	53,297
3,832,825
Net gain (loss)	1,499,027
Net increase (decrease) in net assets resulting from operations	$2,084,026
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	25

Statements of Changes in Net Assets
	Six Months Ended April 30, 2023	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$584,999	$839,206
Net realized gain (loss)	(2,333,798)	1,356,178
Change in net unrealized appreciation (depreciation)	3,832,825	(10,231,909)
Net increase (decrease) in net assets resulting from operations	2,084,026	(8,036,525)
Distributions to shareholders:
Class A	(452,171)	(83,156)
Class C	(3,551)	(403)
Class S	(2,683,067)	(603,240)
Institutional Class	(31,417)	(10,927)
Total distributions	(3,170,206)	(697,726)
Fund share transactions:
Proceeds from shares sold	2,761,510	5,272,123
Reinvestment of distributions	2,816,213	624,980
Payments for shares redeemed	(5,185,477)	(9,798,928)
Net increase (decrease) in net assets from Fund share transactions	392,246	(3,901,825)
Increase (decrease) in net assets	(693,934)	(12,636,076)
Net assets at beginning of period	52,014,190	64,650,266
Net assets at end of period	$51,320,256	$52,014,190

The accompanying notes are an integral part of the financial statements.

26	|	DWS ESG Global Bond Fund

Financial Highlights
DWS ESG Global Bond Fund — Class A
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.18	$9.48	$9.67	$9.43	$8.77	$9.27
Income (loss) from investment operations:
Net investment income[a]	.08	.11	.05	.10	.21	.23
Net realized and unrealized gain (loss)	.24	(1.32)	(.18 )	.26	.67	(.53 )
Total from investment operations	.32	(1.21)	(.13 )	.36	.88	(.30 )
Less distributions from:
Net investment income	(.06 )	(.09 )	(.06 )	(.05 )	(.18 )	(.20 )
Net realized gains	(.44 )	—	—	—	—	—
Return of capital	—	—	—	(.07 )	(.04 )	—
Total distributions	(.50 )	(.09 )	(.06 )	(.12 )	(.22 )	(.20 )
Net asset value, end of period	$8.00	$8.18	$9.48	$9.67	$9.43	$8.77
Total Return (%)[b,c]	3.98 *	(12.86)	(1.33)	3.85	10.19	(3.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	10	11	10	10
Ratio of expenses before expense reductions (%)	1.23 **	1.20	1.18	1.20	1.32	1.29
Ratio of expenses after expense reductions (%)	.90 **	.95	1.00	.95	1.00	.90
Ratio of net investment income (%)	2.06 **	1.19	.56	1.07	2.33	2.53
Portfolio turnover rate (%)	49 *	116	47	104	167	183

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	27

DWS ESG Global Bond Fund — Class C
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.17	$9.47	$9.67	$9.43	$8.77	$9.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.04	(.02 )	.04	.15	.16
Net realized and unrealized gain (loss)	.23	(1.32)	(.18 )	.25	.66	(.53 )
Total from investment operations	.28	(1.28)	(.20 )	.29	.81	(.37 )
Less distributions from:
Net investment income	(.03 )	(.02 )	—	(.02 )	(.12 )	(.13 )
Net realized gains	(.44 )	—	—	—	—	—
Return of capital	—	—	—	(.03 )	(.03 )	—
Total distributions	(.47 )	(.02 )	—	(.05 )	(.15 )	(.13 )
Net asset value, end of period	$7.98	$8.17	$9.47	$9.67	$9.43	$8.77
Total Return (%)[b,c]	3.47 *	(13.50)	(2.07)	3.09	9.37	(3.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.2	.3	1	1
Ratio of expenses before expense reductions (%)	2.35 **	2.21	2.10	2.03	2.12	2.08
Ratio of expenses after expense reductions (%)	1.65 **	1.70	1.75	1.70	1.75	1.65
Ratio of net investment income (loss) (%)	1.28 **	.48	(.20 )	.38	1.60	1.79
Portfolio turnover rate (%)	49 *	116	47	104	167	183

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

28	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Class S
	Six Months Ended 4/30/23	Years Ended October 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.17	$9.47	$9.65	$9.41	$8.76	$9.26
Income (loss) from investment operations:
Net investment income[a]	.09	.13	.08	.12	.23	.25
Net realized and unrealized gain (loss)	.23	(1.32)	(.17 )	.26	.67	(.52 )
Total from investment operations	.32	(1.19)	(.09 )	.38	.90	(.27 )
Less distributions from:
Net investment income	(.07 )	(.11 )	(.09 )	(.06 )	(.20 )	(.23 )
Net realized gains	(.44 )	—	—	—	—	—
Return of capital	—	—	—	(.08 )	(.05 )	—
Total distributions	(.51 )	(.11 )	(.09 )	(.14 )	(.25 )	(.23 )
Net asset value, end of period	$7.98	$8.17	$9.47	$9.65	$9.41	$8.76
Total Return (%)[b]	3.99 *	(12.65)	(.99 )	4.12	10.36	(3.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	44	54	56	47	48
Ratio of expenses before expense reductions (%)	1.02 **	.99	.97	.94	1.03	1.01
Ratio of expenses after expense reductions (%)	.65 **	.70	.75	.70	.75	.65
Ratio of net investment income (%)	2.31 **	1.45	.81	1.30	2.58	2.79
Portfolio turnover rate (%)	49 *	116	47	104	167	183

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	29

DWS ESG Global Bond Fund — Institutional Class
	Six Months Ended 4/30/23	Year Ended October 31,	Period Ended
	(Unaudited)	2022	10/31/21[a]
Selected Per Share Data
Net asset value, beginning of period	$8.16	$9.46	$9.70
Income (loss) from investment operations:
Net investment income[b]	.09	.13	.07
Net realized and unrealized gain (loss)	.24	(1.32)	(.23 )
Total from investment operations	.33	(1.19)	(.16 )
Less distributions from:
Net investment income	(.07 )	(.11 )	(.08 )
Net realized gains	(.44 )	—	—
Total distributions	(.51 )	(.11 )	(.08 )
Net asset value, end of period	$7.98	$8.16	$9.46
Total Return (%)[c]	4.12 *	(12.68)	(1.68)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	458	745	1,030
Ratio of expenses before expense reductions (%)	.92 **	.87	.96 **
Ratio of expenses after expense reductions (%)	.65 **	.70	.76 **
Ratio of net investment income (%)	2.30 **	1.47	.86 **
Portfolio turnover rate (%)	49 *	116	47 [d]

[a]	For the period from December 1, 2020 (commencement of operations) to October 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

30	|	DWS ESG Global Bond Fund

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS ESG Global Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS ESG Global Bond Fund	|	31

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining

32	|	DWS ESG Global Bond Fund

value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2023, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of April 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than

DWS ESG Global Bond Fund	|	33

the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of April 30, 2023, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

34	|	DWS ESG Global Bond Fund

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $3,179,000, including short-term losses ($1,746,000) and long-term losses ($1,433,000), which may be applied against realized net taxable capital gains indefinitely.
At April 30, 2023, the aggregate cost of investments for federal income tax purposes was $55,845,139. The net unrealized depreciation for all investments based on tax cost was $5,618,598. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $300,922 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,919,520.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities and additional income recognition on debt securities classified as equity.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.

DWS ESG Global Bond Fund	|	35

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition

36	|	DWS ESG Global Bond Fund

to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2023, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the

DWS ESG Global Bond Fund	|	37

Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of April 30, 2023. For the six months ended April 30, 2023, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $2,600,000.
Future Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2023, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of April 30, 2023, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,884,000 to $7,279,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,206,000 to $15,111,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in

38	|	DWS ESG Global Bond Fund

foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of April 30, 2023, is included in the table following the Fund’s Investment Portfolio. For the six months ended April 30, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $19,420,000 to $27,561,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $209,000 to $10,612,000.
The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$184,722	$184,722
Foreign Exchange Contracts (b)	140,025	—	140,025
	$140,025	$184,722	$324,747
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

DWS ESG Global Bond Fund	|	39

Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(275,610)	$(275,610)
Foreign Exchange Contracts (b)	(145,727)	—	(145,727)
	$(145,727)	$(275,610)	$(421,337)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$330,181	$330,181
Credit Contracts (a)	—	6,730	—	6,730
Foreign Exchange Contracts (a)	(659,087)	—	—	(659,087)
	$(659,087)	$6,730	$330,181	$(322,176)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(421,819)	$(421,819)
Foreign Exchange Contracts (a)	(816,675)	—	(816,675)
	$(816,675)	$(421,819)	$(1,238,494)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of April 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions

40	|	DWS ESG Global Bond Fund

with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$19,351	$(18,848)	$—	$—	$503
Citigroup, Inc.	67,067	—	—	—	67,067
State Street Bank and Trust	51,840	(42,149)	(9,691)	—	—
Toronto-Dominion Bank	1,767	—	—	—	1,767
	$140,025	$(60,997)	$(9,691)	$—	$69,337

(a)	The actual collateral received and/or pledged may be more than the amounts shown.

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$84,730	$—	$—	$—	$84,730
Barclays Bank PLC	18,848	(18,848)	—	—	—
State Street Bank and Trust	42,149	(42,149)	—	—	—
	$145,727	$(60,997)	$—	$—	$84,730

DWS ESG Global Bond Fund	|	41

C.
Purchases and Sales of Securities
During the six months ended April 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$14,139,017	$11,758,348
U.S. Treasury Obligations	$9,783,444	$15,185,991
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.31%.
For the period from November 1, 2022 through February 29, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class C	1.65%
Class S	.65%
Institutional Class	.65%
For the six months ended April 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$12,323
Class C	320
Class S	79,902
Institutional Class	742
$93,287

42	|	DWS ESG Global Bond Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2023, the Administration Fee was $25,018, of which $4,092 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2023
Class A	$4,684	$1,559
Class C	155	56
Class S	19,644	6,597
Institutional Class	42	10
	$24,525	$8,222
In addition, for the six months ended April 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$2,755
Class C	88
Class S	22,935
Institutional Class	225
$26,003
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

DWS ESG Global Bond Fund	|	43

with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2023
Class C	$343	$38
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2023	Annualized Rate
Class A	$7,805	$3,798.21%
Class C	111	18.24%
	$7,916	$3,816
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2023.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended April 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $798, of which $387 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality,

44	|	DWS ESG Global Bond Fund

maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $41.
E.
Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund  may

DWS ESG Global Bond Fund	|	45

borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2023.
G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,601	$120,818	30,002	$272,668
Class C	170	1,391	577	5,136
Class S	315,654	2,594,502	530,219	4,758,965
Institutional Class	5,426	44,799	25,916	235,354
		$2,761,510		$5,272,123
Shares issued to shareholders in reinvestment of distributions
Class A	47,038	$377,196	8,085	$70,548
Class C	444	3,551	47	403
Class S	300,356	2,404,049	62,250	543,102
Institutional Class	3,923	31,417	1,252	10,927
		$2,816,213		$624,980
Shares redeemed
Class A	(65,166)	$(536,545)	(142,956)	$(1,279,505)
Class C	(9,758)	(81,551)	(3,005)	(25,686)
Class S	(511,250)	(4,211,989)	(927,494)	(8,099,917)
Institutional Class	(43,167)	(355,392)	(44,765)	(393,820)
		$(5,185,477)		$(9,798,928)
Net increase (decrease)
Class A	(3,527)	$(38,531)	(104,869)	$(936,289)
Class C	(9,144)	(76,609)	(2,381)	(20,147)
Class S	104,760	786,562	(335,025)	(2,797,850)
Institutional Class	(33,818)	(279,176)	(17,597)	(147,539)
		$392,246		$(3,901,825)

46	|	DWS ESG Global Bond Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2022 to April 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS ESG Global Bond Fund	|	47

Expenses and Value of a $1,000 Investment
for the six months ended April 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/23	$1,039.80	$1,034.70	$1,039.90	$1,041.20
Expenses Paid per $1,000*	$4.55	$8.32	$3.29	$3.29
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/23	$1,020.33	$1,016.61	$1,021.57	$1,021.57
Expenses Paid per $1,000*	$4.51	$8.25	$3.26	$3.26

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG Global Bond Fund	.90%	1.65%	.65%	.65%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

48	|	DWS ESG Global Bond Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period” ). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

DWS ESG Global Bond Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

50	|	DWS ESG Global Bond Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2022. The Board recognized the efforts by DIMA in recent years

DWS ESG Global Bond Fund	|	51

to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

52	|	DWS ESG Global Bond Fund

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

DWS ESG Global Bond Fund	|	53

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

54	|	DWS ESG Global Bond Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS ESG Global Bond Fund	|	55

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZGAX	SZGCX	SSTGX	DGBIX
CUSIP Number	25156A 734	25156A 759	25156A 767	25156A 569
Fund Number	461	761	2061	1461

56	|	DWS ESG Global Bond Fund

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DEGBF-3
(R-027569-12 6/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2023